EXHIBIT 10.47

FIRST AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT (this “Agreement”) dated as of June 12, 2018 among BlueLinx Holdings Inc. (the “Borrower”), the “Guarantors” referred to on the signature pages hereto, the Lenders executing this Agreement on the signature pages hereto and HPS INVESTMENT PARTNERS, LLC, in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit and Guaranty Agreement, dated as of April 13, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

The Credit Parties, the Lenders party hereto constituting the Requisite Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms set forth herein, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, Section 5.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    Monthly Reports. As soon as available, and in any event, within forty-five (45) days after the end of the first fiscal month ending after the Closing Date, and within thirty (30) days after the end of each fiscal month ending thereafter, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such month and for the period from the beginning of the current Fiscal Year to the end of such month, all in reasonable detail;”

Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Agent and the Lenders that (a) the representations and warranties set forth in Section 4 of the Credit Agreement, and in each of the other Credit Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” included reference to this Agreement (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of counterparts of this

Agreement executed by the Credit Parties and the Lenders party to the Credit Agreement constituting the Requisite Lenders.

Section 5. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with respect to the Credit Agreement or any other Credit Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments contained in Section 2 hereof.

Section 6. Confirmation. Each Credit Party (a) confirms its obligations under the Collateral Documents, (b) confirms that its Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Collateral Documents, (c) confirms that its Obligations under the Credit Agreement as modified hereby constitute “Secured Obligations” (as defined in the Collateral Documents) and (d) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Collateral Documents. Each party, by its execution of this Agreement, hereby confirms that the Secured Obligations shall remain in full force and effect, and such Secured Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents. Each Guarantor (a) confirms its Guaranteed Obligations under the Credit Agreement, (b) confirms that the Guaranteed Obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in Section 7 of the Credit Agreement and (c) confirms that the Obligations under the Credit Agreement as modified hereby constitute “Guaranteed Obligations”. Each party, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect.

Section 7. Miscellaneous.
(a)    This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Credit Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Credit Documents. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(b)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(c)    Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER

BLUELINX HOLDINGS INC.

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: SVP, CFO & Treasurer

GUARANTORS

CEDAR CREEK HOLDINGS, INC.

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: CFO & Treasurer

BLUELINX CORPORATION

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: SVP, CFO & Treasurer

BLUELINX FLORIDA HOLDINGS NO.1 INC.
BLUELINX FLORIDA HOLDINGS NO.2 INC.
CEDAR CREEK LLC
CEDAR CREEK CORP.
ASTRO BUILDINGS INC.
LAKE STATES LUMBER, INC.
VENTURE DEVELOPMENT & CONSTRUCTION, LLC

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: Treasurer

BLUELINX FLORIDA LP
By: BlueLinx Florida Holdings No. 2 Inc., its General Partner

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: Treasurer

ABP AL (MIDFIELD) LLC
ABP CO II (DENVER) LLC
ABP FL (LAKE CITY) LLC
ABP FL (PENSACOLA) LLC
ABP FL (YULEE) LLC
ABP IA (DES MOINES) LLC
ABP IL (UNIVERSITY PARK) LLC
ABP IN (ELKHART) LLC
ABP KY (INDEPENDENCE) LLC
ABP LA (NEW ORLEANS) LLC
ABP ME (PORTLAND) LLC
ABP MI (GRAND RAPIDS) LLC
ABP MN (MAPLE GROVE) LLC
ABP MO (KANSAS CITY) LLC
ABP MO (SPRINGFIELD) LLC
ABP MO (BRIDGETON) LLC
ABP MO (KANSAS CITY) LLC
ABP NC (CHARLOTTE) LLC
ABP NJ (DENVILLE) LLC
ABP NY (YAPHANK) LLC
ABP OH (TALMADGE) LLC
ABP OK (TULSA) LLC
ABP PA (STANTON) LLC
ABP SC (CHARLESTON) LLC
ABP TN (ERWIN) LLC
ABP TN (MEMPHIS) LLC
ABP TN (MADISON) LLC
ABP TX (EL PASO) LLC
ABP TX (HOUSTON) LLC
ABP TX (LUBBOCK) LLC
ABP TX (SAN ANTONIO) LLC
ABP VA (RICHMOND) LLC
ABP VT (SHELBURNE) LLC
By: BlueLinx Holdings Inc., as Sole Member

By:    /s/ Susan C. O’Farrell
Name: Susan C. O’Farrell
Title: Treasurer

ADMINISTRATIVE AGENT

HPS INVESTMENT PARTNERS, LLC,
as Administrative Agent

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

REQUISITE LENDERS

SPECIALTY LOAN FUND 2016, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SPECIALTY LOAN ONTARIO FUND 2016, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SPECIALTY LOAN FUND 2016-L, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SLF 2016 INSTITUTIONAL HOLDINGS, L.P., as Lender
By: HPS Investment Partners, LLC, its Service Provider

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

MORENO STREET DIRECT LENDING FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SPECIALTY LOAN VG FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

NDT SENIOR LOAN FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AIGUILLES ROUGES SECTOR B INVESTMENT FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

FALCON CREDIT FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

TMD-DL HOLDING, LLC, as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

TOKIO MILLENNIUM RE AG, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

SPECIALTY LOAN FUND – CX – 2, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

CACTUS DIRECT LENDING FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

PRIVATE LOAN OPPORTUNITIES FUND, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

RED CEDAR FUND 2016, L.P., as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

PACIFIC INDEMNITY COMPANY, as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director

AXA EQUITABLE LIFE INSURANCE COMPANY, as Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:    /s/ Vikas Keswani
Name: Vikas Keswani
Title: Managing Director